Semi-Annual Report
                               ------------------
                                 Dreyfus Premier
                                  Limited Term
                                  Massachusetts
                                 Municipal Fund
                               ------------------







                                December 31, 1997

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier Limited Term Massachusetts Municipal Fund for its semi-annual reporting period ended December 31, 1997, as shown in the following table:

                                    Approximate               Annualized
              Total Return*      Income Dividends**       Distribution Rate***
              -------------      ------------------       --------------------
Class A           4.51%                $0.266                    4.13%
Class B           4.16%                $0.235                    3.75%
Class C           4.49%                $0.234                    3.73%
Class R           4.56%                $0.281                    4.49%

ECONOMIC REVIEW

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the 12-month pace of consumer price increases fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in the financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate. The unemployment rate as of December 31, 1997 was 4.6%, a 24-year low. In particular, there are fears that wages can rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the portfolio. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

    Strong economic growth and sound financial management in Massachusetts resulted in credit upgrades in October from A+ to AA- by Standard & Poor's. Economic growth has been led by construction, business services and financial companies. Wealth and income levels remain very strong, and unemployment is low. Fiscal-year 1998 marks the seventh consecutive annual general fund surplus. The Commonwealth has made progress on reducing its unfunded pension liability, which it will now fund over 20 years instead of 30 years. Higher credit ratings may be precluded by high debt levels, continuing uncertainty involving federal funding for the $10.8 billion Central Artery/Tunnel Project, and a grassroots appeal to end tolls on the western portions of the Massachusetts Turnpike. These fiscal questions aside, we believe that the fundamentals remain strong and the outlook is stable.

   Nationally last year, a lower interest rate environment provided many issuers with the opportunity to refinance older, higher interest cost debt. Consequently, new issue supply surged during the second half of 1997, bringing the total new issue annual volume for municipal bonds to $221 billion, well above 1996's $165 billion level. Moderate demand and heavy supply hampered the relative performance of municipal bonds during the second half of 1997. The total return of the Lehman Brothers Ten-Year Municipal Bond Index for the semi-annual period ended December 31, 1997 was only 5.77% compared to 8.55% for the Ten-Year Treasury Note, highlighting the significant underperformance in the tax-exempt marketplace.

   Lower-rated fixed income securities outperformed higher credit quality securities again during the second half of 1997. Improving fiscal conditions, strong demand from "yield hungry" investors and limited supply of lower credit quality securities account for the continued trend toward narrowing yield spreads between Baa and AAA rated securities. The positive yield spread for 30-year Baa rated municipal bonds was less than 40 basis points compared to 30-year AAA rated municipal bonds as of the end of the reporting period.

   The weighted average maturity of the Fund was opportunistically extended throughout the reporting period to take advantage of the declining interest rate environment. The weighted average maturity of the Fund began the period at 7.17 years and fluctuated in a range of 7.75-8 years throughout.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Very truly yours,

                                                     /S/ KRISTIN LINDQUIST

                                                     Kristin Lindquist
                                                     Portfolio Manager
January 15, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** Income dividends per share were exempt from Federal and Commonwealth of Massachusetts personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price per share in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Investments                                                                       December 31, 1997 (Unaudited)
                                                                                               Principal
Long-Term Municipal Investments--99.2%                                                           Amount           Value
-------------------------------------------------------------------------------               -----------      ------------
Massachusetts--89.8%
Amherst, GO 6%, 1/15/2003......................................................               $   200,000      $    216,286
Andover, GO 6%, 1/15/2005......................................................                   700,000           780,150
Belmont, GO 5.50%, 1/15/2005...................................................                   585,000           628,337
Boston, Series A 5.25%, 10/1/2004 (Insured; MBIA)..............................                 2,000,000         2,119,180
Boston, Water and Sewer Commission, Revenue 9.25%, 1/1/2011....................                   100,000           140,996
Burlington, GO:
   5.25%, 2/1/2012.............................................................                   200,000           210,176
   5.25%, 2/1/2013.............................................................                   250,000           261,967
Cambridge:
   GO 6.60%, 6/15/2000.........................................................                   675,000          717,545
   Municipal Purpose Loan 5.60%, 11/1/2001.....................................                   500,000          528,870
Cohasset, Municipal Purpose Loan:
   6.70%, 11/1/1998 (Insured; MBIA)............................................                   160,000          163,962
   6.90%, 11/1/2000 (Insured; MBIA)............................................                   150,000          161,991
Easton, Municipal Purpose Loan 6%, 9/15/2006...................................                   105,000          114,036
Franklin, GO 6.25%, 11/15/2005 (Insured; MBIA).................................                   430,000          485,255
Haverhill, GO 6%, 6/15/2005 (Insured; FGIC)....................................                   750,000          831,128
Mashpee, Municipal Purpose Loan 6.25%, 2/1/2006 (Insured; MBIA)................                 1,000,000        1,133,230
Massachusetts, Refunding 6.50%, 8/1/2008.......................................                   600,000          698,478
Massachusetts Bay Transportation Authority, Massachusetts General Transportation:
   5.25%, 3/1/2011 (Insured; AMBAC)............................................                 1,000,000        1,035,090
   Refunding 5.90%, 3/1/2004...................................................                   550,000          597,591
Massachusetts, Consolidated Loan:
   7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000) (a)......................                   500,000          544,345
   7.625%, 6/1/2008 (Prerefunded 6/1/2001) (a).................................                   400,000          451,816
   7.375%, 12/1/2008 (Prerefunded 12/1/1998) (a)...............................                   250,000          263,095
Massachusetts Education Loan Authority, Education Loan Revenue
   6.20%, 7/1/2013 (Insured; AMBAC)............................................                 1,000,000        1,085,800
Massachusetts Health and Educational Facilities Authority, Revenue:
   (Beth Israel Hospital) 7.80%, 7/01/2014 (Prerefunded 7/1/1998) (a)..........                   500,000          519,845
   (Brigham & Womens Hospital)
      6.75%, 7/1/2024 (Insured; MBIA, Prerefunded 7/1/2001) (a)................                 2,000,000        2,206,920
   (Harvard University):
      6.20%, 12/1/2001.........................................................                 1,000,000        1,079,220
      Refunding 6.50%, 11/1/2004...............................................                   700,000          793,485
   (Malden Hospital Project) 9.50%, 8/1/2008 (Prerefunded 3/7/1998) (a)........                    35,000           35,363
   (Partners Healthcare Systems) 5.25%, 7/1/2004 (Insured; FSA)................                 1,000,000        1,051,350
   Refunding (Dana-Farber Cancer Institute) 5.55%, 12/01/2003 (Insured; FGIC)..                   400,000          426,720
   (Salem Hospital) 8.15%, 7/1/2014 (Prerefunded 7/1/1999) (a).................                   750,000          809,873
   (South Shore Hospital):
      7.50%, 7/1/2010 (Insured; MBIA, Prerefunded 7/1/2000) (a)................                   350,000          384,814
      7.50%, 7/1/2020 (Insured; MBIA, Prerefunded 7/1/2000) (a)................                   500,000          549,735

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                           December 31, 1997 (Unaudited)

                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount           Value
-------------------------------------------------------------------------------                 ----------     ------------
Massachusetts (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (continued):
   (Wenworth Institute of Technology):
      7.15%, 4/1/2000 (Insured; AMBAC).........................................                 $  225,000      $   240,161
      7.40%, 4/1/2010 (Insured; AMBAC, Prerefunded 4/1/2000) (a)...............                    220,000          240,022
Massachusetts Housing Finance Agency, SFHR:
   6%, 6/1/2014 (Insured; MBIA)................................................                  1,200,000        1,267,500
   5.75%, 12/1/2029 (Insured; MBIA)............................................                    500,000          515,790
Massachusetts Industrial Finance Agency:
   Electric Revenue (Nantucket Electric Co. Project) 6.75%, 7/1/2006 (Insured; AMBAC)            1,400,000        1,617,784
   Museum Revenue, Refunding (Museum of Fine Arts of Boston)
      5.375%, 1/1/2007 (Insured; MBIA).........................................                  1,000,000        1,071,050
   Revenue:
      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA) .......................                    555,000          613,380
      (Brooks School):
         5.70%, 7/1/2006.......................................................                    260,000          278,925
         5.75%, 7/1/2007.......................................................                    275,000          294,357
         5.80%, 7/1/2008.......................................................                    290,000          311,112
         5.85%, 7/1/2009.......................................................                    305,000          327,167
      (Concord Academy) 5.50%, 9/1/2027........................................                  1,250,000        1,255,238
      (Springfield College Project) 7.80%, 10/1/2009
         (LOC; Fleet Bank of Massachusetts, Prerefunded 10/1/1999) (a,b).......                  1,100,000        1,202,333
      Refunding:
         (College of The Holy Cross) 5.50%, 3/1/2007 (Insured; MBIA)...........                  1,145,000        1,238,203
         (Worcester Polytechnic) 5.35%, 9/1/2006...............................                    850,000          910,588
Massachusetts, Port Authority Revenue 7%, 7/1/2000 (Insured; FGIC).............                  1,000,000        1,070,460
Massachusetts, Special Obligation Revenue:
   Highway Improvement Loan 5.80%, 6/1/2000....................................                    880,000          916,670
   Refunding, Consolidated Loan 5.25%, 6/1/2010................................                  1,000,000        1,062,390
Massachusetts Turnpike Authority, Metropolitan Highway Systems Revenue
   5%,1/1/2037 (Insured; MBIA).................................................                    500,000          484,990
Massachusetts, Water Pollution Abatement Trust:
   Water Pollution Abatement Revenue:
      (New Bedford Loan Program) 6%, 2/1/2004..................................                  1,000,000        1,091,670
      (South Essex Sewer District Loan Program) 5.25%, 8/1/2005................                  1,050,000        1,115,888
   Pooled Loan Program 6.125%, 2/1/2007 (Insured; FSA).........................                  1,000,000        1,130,370
Massachusetts Water Resource Authority:
   7.125%, 4/1/2000............................................................                    500,000          533,225
   General Revenue 5.30%, 11/1/2010 (Insured; FGIC)............................                  1,000,000        1,051,460
   Refunding:
      5.875%, 11/1/2004........................................................                    500,000          540,890
      5.50%, 8/1/2008 (Insured; MBIA)..........................................                    500,000          545,365
Mendon Upton, Regional School District 6%, 6/1/2007 (Insured; FGIC)............                    600,000          673,338
Nantucket, Refunding:
   5%, 7/15/2003 (Insured; MBIA)...............................................                    875,000          908,819
   5%, 7/15/2017 (Insured; MBIA)...............................................                  1,000,000          990,140

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                            December 31, 1997 (Unaudited)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount         Value
-------------------------------------------------------------------------------                -----------    -------------
Massachusetts (continued)
North Attleborough, GO 5.50%, 3/1/2006 (Insured; AMBAC)........................                $ 1,000,000      $ 1,083,060
Northampton, School Project Loan 6.40%, 5/15/2004 (Insured; MBIA)..............                    750,000          839,280
Quabbin Regional School District, Refunding 6%, 6/15/2008 (Insured; AMBAC).....                    780,000          882,695
Rockport, GO 6.90%, 12/15/2007 (Insured; AMBAC,Prerefunded 12/15/1999) (a).....                  1,000,000        1,082,960
Somerville, GO 6%, 2/15/2007 (Insured; FSA)....................................                    775,000          869,775
Southeastern University Building Authority, Project Revenue, Refunding
   5.90%, 5/1/2010 (Insured; AMBAC)............................................                    500,000          548,020
Springfield, School Project Loan 6.10%, 9/1/2002 (Insured; AMBAC)..............                    600,000          649,932
Uxbridge, Municipal Purpose Loan:
   6.125%, 11/15/2005 (Insured; MBIA)..........................................                    500,000          561,180
   6.125%, 11/15/2007 (Insured; MBIA)..........................................                    525,000          596,857
Whitman, GO:
   7.75%, 6/1/2007 (Insured; AMBAC,Prerefunded 6/1/1998) (a)...................                    180,000          187,484
   7.75%, 6/1/2008 (Insured; AMBAC,Prerefunded 6/1/1998) (a)...................                    250,000          260,395
Worchester, Municipal Purpose Loan, Refunding 6.25%, 7/1/2010 (Insured; MBIA)..                    755,000          874,381
Yarmouth, GO 8.60%, 10/1/2000..................................................                    100,000          111,757

U.S. Related--9.4%
Commonwealth of Puerto Rico, GO, Refunding
   6.25%, 7/1/2011 (Insured; MBIA).............................................                  1,050,000        1,216,477
Commonwealth of Puerto Rico Highway and Transportation Authority, Highway Revenue
   6.25%, 7/1/2009 (Insured; MBIA).............................................                  1,000,000        1,158,210
Puerto Rico Electric Power Authority, Power Revenue
   6.50%, 7/1/2006 (Insured; MBIA).............................................                  1,000,000        1,154,100
Puerto Rico Public Buildings Authority, Revenue 6.75%, 7/1/2005 (Insured; AMBAC)                 1,000,000        1,158,080
University of Puerto Rico, University Revenue 6.25%, 6/1/2005..................                    750,000          843,825
                                                                                                               ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $56,019,627).......................                                $ 58,604,402
                                                                                                               ============

Short-Term Municipal Investments--.8%
-------------------------------------------------------------------------------

Massachusetts:
Massachusetts Health and Educational Facilities Authority, Revenue, VRDN:
   (Capital Asset Program) 3.95% (Insured; MBIA) (c)...........................               $    200,000     $    200,000
   (Harvard University) 3.80% (c)..............................................                    100,000          100,000
Massachusetts Industrial Finance Agency, Revenue, Refunding, VRDN
   (Showa Womans Institute) 4.25% (LOC; The Fugi Bank and Trust Company) (b,c).                    200,000          200,000
                                                                                                               ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $500,000).........................                                 $   500,000
                                                                                                               ============
TOTAL INVESTMENTS--100.0% (cost $56,519,627)....................................                                $59,104,402
                                                                                                               ============

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------


Summary of Abbreviations
---------------------------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
FSA        Financial Security Assurance                                  Insurance Corporation
GO         General Obligation                               SFHR       Single Family Housing Revenue
                                                            VRDN       Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         -------                        ----------------          -----------------
AAA                            Aaa                            AAA                                78.6%
AA                             Aa                             AA                                 12.6
A                              A                              A                                   5.9
BBB                            Baa                            BBB                                 2.1
F1, F-1+                       MIG1, VMIG1 & P1               SP1, A1                              .8
                                                                                               -------
                                                                                                100.0%
                                                                                               =======
Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates. (d) Fitch currently provides creditworthiness information for a limited number of investments.


Statement of Financial Futures                  December 31, 1997 (Unaudited)

                                                                   Market Value                      Unrealized
                                                                      Covered                       Appreciation
Financial Futures Short                              Contracts     by Contracts      Expiration      at 12/31/97
--------------------                                 --------      ------------       ---------     ------------
Municipal Bond Index Futures.....................       10         $(1,231,250)       March '98        $3,438
                                                                                                       ======



                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               December 31, 1997 (Unaudited)

                                                                                                  Cost             Value
                                                                                              ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $56,519,627      $59,104,402
                              Cash.............................................                                      12,883
                              Interest receivable..............................                                   1,026,652
                                                                                                               ------------
                                                                                                                 60,143,937
                                                                                                               ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      26,880
                              Due to Distributor...............................                                         778
                                                                                                               ------------
                                                                                                                     27,658
                                                                                                               ------------

NET ASSETS.....................................................................                                 $60,116,279
                                                                                                               ============

REPRESENTED BY:               Paid-in capital..................................                                 $57,518,282
                              Accumulated net realized gain (loss) on investments                                     9,784
                              Accumulated gross appreciation on investments
                                (including $3,438 gross unrealized appreciation
                                on financial futures)..........................                                   2,588,213
                                                                                                               ------------
NET ASSETS.....................................................................                                 $60,116,279
                                                                                                               ============




                                             NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------
                                                       Class A               Class B          Class C           Class R
                                                      ------------          ----------       ---------        ------------
Net Assets.....................................        $16,411,457            $577,558         $55,602         $43,071,662
Shares Outstanding.............................          1,326,130              46,561           4,479           3,479,965

NET ASSET VALUE PER SHARE......................             $12.38              $12.40          $12.41              $12.38
                                                            ======              ======          ======              ======





                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Operations                                                        Six Months Ended December 31, 1997 (Unaudited)


INVESTMENT INCOME

INCOME                        Interest Income............................                                     $1,355,483


EXPENSES:                     Management fee--Note 2(a)..................                   $134,051
                              Distribution and servicing fees--Note 2(b).                     22,544
                              Loan commitment fees--Note 4...............                        132
                                                                                           ---------
                                Total Expenses...........................                                        156,727
                                                                                                             -----------

INVESTMENT INCOME--NET...................................................                                      1,198,756
                                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments....                  $  56,179
                              Net realized gain (loss) on financial futures                  (45,912)
                                                                                           ---------
                                Net Realized Gain (Loss).................                                        10,267
                              Net unrealized appreciation (depreciation)
                                on investments (including $3,438 gross unrealized
                                appreciation on financial futures).......                                     1,169,772
                                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS....................                                     1,180,039
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $2,378,795
                                                                                                            ===========










                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Six Months Ended
                                                                                        December 31, 1997    Year Ended
                                                                                            (Unaudited)      June 30, 1997
                                                                                        -----------------    -------------
OPERATIONS:
   Investment income--net.................................................                 $  1,198,756       $  2,091,005
   Net realized gain (loss) on investments................................                       10,267            264,535
   Net unrealized appreciation (depreciation) on investments..............                    1,169,772            509,245
                                                                                           ------------       ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                    2,378,795          2,864,785
                                                                                           ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                     (352,229)          (715,014)
      Class B shares......................................................                       (9,675)           (18,156)
      Class C shares......................................................                         (860)              (380)
      Class R shares......................................................                     (835,992)        (1,357,455)
   Net realized gain on investments:
      Class A shares......................................................                      (62,410)           (32,638)
      Class B shares......................................................                       (2,164)              (927)
      Class C shares......................................................                         (207)               (19)
      Class R shares......................................................                     (148,583)           (55,928)
                                                                                           ------------       ------------
         Total Dividends..................................................                   (1,412,120)        (2,180,517)
                                                                                           ------------       ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                      795,309          2,771,894
      Class B shares......................................................                      101,240                 --
      Class C shares......................................................                       47,575              6,937
      Class R shares......................................................                   10,574,025         13,360,525
   Dividends reinvested:
      Class A shares......................................................                      308,905            560,539
      Class B shares......................................................                        3,535              4,248
      Class C shares......................................................                          758                364
      Class R shares......................................................                      372,222            582,988
   Cost of shares redeemed:
      Class A shares......................................................                   (1,080,007)        (3,176,747)
      Class C shares......................................................                           --            (16,896)
      Class R shares......................................................                   (1,725,448)        (7,164,398)
                                                                                           ------------       ------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions              9,398,114          6,929,454
                                                                                           ------------       ------------
            Total Increase (Decrease) in Net Assets.......................                   10,364,789          7,613,722
NET ASSETS:
   Beginning of Period....................................................                   49,751,490         42,137,768
                                                                                           ------------       ------------
   End of Period..........................................................                  $60,116,279        $49,751,490
                                                                                           ============       ============

                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                          Shares
                                                                                         ----------------------------------
                                                                                          Six Months Ended
                                                                                          December 31, 1997      Year Ended
                                                                                             (Unaudited)      June 30, 1997
                                                                                           ----------------   -------------
CAPITAL SHARE TRANSACTIONS:

   Class A
   Shares sold................................................................                    64,797           229,817
   Shares issued for dividends reinvested.....................................                    25,108            46,407
   Shares redeemed............................................................                   (87,895)         (262,952)
                                                                                               ---------         ---------
                              Net Increase (Decrease) in Shares Outstanding...                     2,010            13,272
                                                                                               =========         =========
   Class B
   Shares sold................................................................                     8,219               --
   Shares issued for dividends reinvested.....................................                       287              351
                                                                                               ---------        ---------
                              Net Increase (Decrease) in Shares Outstanding...                     8,506              351
                                                                                               =========        =========
   Class C
   Shares sold................................................................                     3,834             580
   Shares issued for dividends reinvested.....................................                        61              30
   Shares redeemed............................................................                        --          (1,404)
                                                                                               ---------        ---------
                              Net Increase (Decrease) in Shares Outstanding...                     3,895            (794)
                                                                                               =========        =========
   Class R
   Shares sold................................................................                   860,300       1,105,028
   Shares issued for dividends reinvested.....................................                    30,253          48,271
   Shares redeemed............................................................                  (140,851)       (594,128)
                                                                                               ---------       ---------
                              Net Increase (Decrease) in Shares Outstanding...                   749,702         559,171
                                                                                               =========       =========




                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Class A Shares
                                             ---------------------------------------------------------------------------
                                              Six Months Ended
                                              December 31, 1997                    Year Ended June 30,
                                                                  ------------------------------------------------------
PER SHARE DATA:                                  (Unaudited)       1997     1996    1995(1)(2)     1994(1)(2)    1993(1)
                                             ------------------   ------   ------  -----------    -----------   --------
   Net asset value, beginning of period.....          $12.15      $11.97    $11.91      $11.74       $12.38     $11.83
                                                      ------      ------    ------      ------       ------     ------
   Investment Operations:
   Investment income--net...................             .27         .54       .54         .55          .54(3)     .64(3)
   Net realized and unrealized gain (loss)
      on investments........................             .28         .20       .08         .20         (.36)       .55
                                                      ------      ------    ------      ------       ------     ------
   Total from Investment Operations.........             .55         .74       .62         .75          .18       1.19
                                                      ------      ------    ------      ------       ------     ------
   Distributions:
   Dividends from investment income--net....            (.27)       (.54)     (.54)       (.54)        (.54)      (.64)
   Dividends from net realized gain on investments      (.05)       (.02)     (.02)       (.04)        (.28)       --
                                                      ------      ------    ------      ------       ------     ------
   Total Distributions......................            (.32)       (.56)     (.56)       (.58)        (.82)      (.64)
                                                      ------      ------    ------      ------       ------     ------
   Net asset value, end of period...........          $12.38      $12.15    $11.97      $11.91       $11.74     $12.38
                                                      ======      ======    ======      ======       ======     ======

TOTAL INVESTMENT RETURN(4)..................            8.95%(5)    6.36%     5.22%       6.60%        1.38%     10.27%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..             .75%(5)     .75%      .75%        .75%         .76%(7)    .75%(7)
   Ratio of net investment income to
      average net assets....................            4.31%(5)    4.47%     4.44%       4.65%        4.40%      5.30%
   Portfolio Turnover Rate..................           22.79%(6)   22.57%    39.16%      25.00%       19.00%     60.00%
   Net Assets, end of period (000's Omitted)         $16,411     $16,093   $15,689     $16,501      $21,276    $20,106

-------------------------
(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A.The Financial Highlights for the year ended June 30, 1995 are based upon a Class A share (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from July 1, 1993 to April 3, 1994 and the performance of an Investor Share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended June 30, 1993 and prior years are based upon a Retail share outstanding.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994 Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.
(3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were $.53 and $.62, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Not annualized.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the years ended June 30, 1994 and 1993 were .89% and .92% respectively.

                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Class B Shares
                                                                         ----------------------------------------
                                                                         Six Months Ended
                                                                         December 31, 1997     Year Ended June 30,
                                                                                               -------------------
PER SHARE DATA:                                                             (Unaudited)        1997      1996(1)
                                                                         ---------------   ----------   ----------
   Net asset value, beginning of period............................            $12.18        $11.99       $11.91
                                                                              -------       -------      -------
   Investment Operations:
   Investment income--net..........................................               .24           .48          .48
   Net realized and unrealized gain (loss) on investments..........               .27           .21          .10
                                                                              -------       -------      -------
   Total from Investment Operations................................               .51           .69          .58
                                                                              -------       -------      -------
   Distributions:
   Dividends from investment income--net...........................              (.24)         (.48)        (.48)
   Dividends from net realized gain on investments.................              (.05)         (.02)        (.02)
                                                                              -------       -------      -------
   Total Distributions.............................................              (.29)         (.50)        (.50)
                                                                              -------       -------      -------
   Net asset value, end of period..................................            $12.40        $12.18       $11.99
                                                                              =======       =======      =======

TOTAL INVESTMENT RETURN(2).........................................              8.25%(3)      5.90%        4.87%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.........................              1.25%(3)      1.25%        1.25%
   Ratio of net investment income to average net assets............              3.78%(3)      3.96%        3.67%
   Portfolio Turnover Rate.........................................             22.79%(4)     22.57%       39.16%
   Net Assets, end of period (000's Omitted).......................              $578          $464         $452


-------------------------
(1)   The Fund commenced selling Class B shares on December 28, 1994.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.



                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class C Shares
                                                           ----------------------------------------------------------
                                                           Six Months Ended                              Period Ended
                                                           December 31, 1997    Year Ended June 30,          June 30,
                                                                               -------------------
PER SHARE DATA:                                               (Unaudited)       1997          1996             1995(1)
                                                           -----------------   ----------   --------     -------------
   Net asset value, beginning of period.................          $12.15        $11.97       $11.91           $11.45
                                                                 -------       -------      -------          -------
   Investment Operations:
   Investment income--net...............................             .23           .49          .48              .26
   Net realized and unrealized gain (loss) on investments            .31           .20          .08              .45
                                                                 -------       -------      -------          -------
   Total from Investment Operations.....................             .54           .69          .56              .71
                                                                 -------       -------      -------          -------
   Distributions:
   Dividends from investment income--net................            (.23)         (.49)        (.48)            (.25)
   Dividends from net realized gain on investments......            (.05)         (.02)        (.02)              --
                                                                 -------       -------      -------          -------
   Total Distributions..................................            (.28)         (.51)        (.50)            (.25)
                                                                 -------       -------      -------          -------
   Net asset value, end of period.......................          $12.41        $12.15       $11.97           $11.91
                                                                  ======        ======       ======           ======

TOTAL INVESTMENT RETURN(2)..............................            8.91%(3)      5.87%        4.68%            6.24%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............            1.25%(3)      1.25%        1.25%            1.25%(3)
   Ratio of net investment income to average net assets.            3.75%(3)      4.05%        3.93%            4.15%(3)
   Portfolio Turnover Rate..............................           22.79%(4)     22.57%       39.16%           25.00%
   Net Assets, end of period (000's Omitted)............             $56            $7          $16              $18


-----------------------------------------------
(1)   The Fund commenced selling Class C shares on December 28, 1994.
(2)   Exclusive of sales load.
(3)   Annualized.
(4)   Not annualized.

                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Class R Shares
                                            -----------------------------------------------------------------------------
                                               Six Months Ended                                            Period Ended
                                              December 31, 1997            Year Ended June 30,               June 30,
                                                                -----------------------------------------  --------------
PER SHARE DATA:                                 (Unaudited)       1997      1996     1995(1)(2)   1994(1)(2)   1993(1)
                                                ------------    -------   -------    -------      -------      -------
   Net asset value, beginning
      of period.....................               $12.16       $11.97    $11.91     $11.74       $12.38       $12.08
                                                   ------       ------    ------     ------       ------       ------
   Investment Operations:
   Investment income--net...........                  .28          .57       .57        .57          .55(3)       .25(3)
   Net realized and unrealized gain
      (loss) on investments.........                  .27          .21       .08        .21         (.35)         .29
                                                   ------       ------    ------     ------       ------       ------
   Total from Investment Operations.                  .55          .78       .65        .78          .20          .54
                                                   ------       ------    ------     ------       ------       ------
   Distributions:
   Dividends from investment
      income--net...................                 (.28)        (.57)     (.57)      (.57)        (.56)        (.24)
   Dividends from net realized gain
      on investments................                 (.05)        (.02)     (.02)      (.04)        (.28)          --
                                                   ------       ------    ------     ------       ------       ------
   Total Distributions..............                 (.33)        (.59)     (.59)      (.61)        (.84)        (.24)
                                                   ------       ------    ------     ------       ------       ------
   Net asset value, end of period...               $12.38       $12.16    $11.97     $11.91       $11.74       $12.38
                                                   ======       ======    ======     ======       ======       ======
TOTAL INVESTMENT RETURN(4)..........                 9.05%(5)     6.70%     5.46%      6.87%        1.53%        4.53%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
      net assets....................                  .50%(5)      .50%      .50%       .50%         .62%(7)       .65%(5)(7)
   Ratio of net investment income
      to average net assets.........                 4.56%(5)     4.73%     4.68%      4.90%        4.54%         4.84%(5)
   Portfolio Turnover Rate..........                22.79%(6)    22.57%    39.16%     25.00%       19.00%        60.00%
   Net Assets, end of period
      (000's Omitted)...............              $43,072      $33,188   $25,981    $19,700      $15,681        $9,411

---------------------------
(1) The Fund commenced selling Investment Class shares on February 1, 1993. Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The Financial Highlights above are based upon an Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager. From April 4, 1994 through October 16, 1994, MellonBank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment advisor.
(3) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended
    June 30, 1993 were $.54 and $.24, respectively.
(4) Exclusive of sales load.
(5) Annualized.
(6) Not annualized.
(7) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended
    June 30, 1993 were .75% and 87%, respectively.


                       See notes to financial statements.

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Fund") is a series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of Massachusetts consistent with the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (c) Financial futures: The Fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1997, and their related unrealized appreciation are set forth in the Statement of Financial Futures.

   (d) Concentration of risk: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (e) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee attended and is reimbursed for travel and out-of pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested

Dreyfus Premier Limited Term Massachusetts Municipal Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to
 .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1997, the Fund was charged $20,452, $1,280 and $115 for Class A, Class B and Class C shares, respectively, pursuant to the distribution plan. During the period ended December 31, 1997, the Fund was charged $640 and $57 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1997, amounted to $12,153,571 and $2,769,993, respectively.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Limited Term
Massachusetts Municipal Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                346/646/SA9712